UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	September 5, 2008

LADISH CO., INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-23539	31-1145953
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

5481 S. Packard Avenue
Cudahy, Wisconsin 53110
(Address of principal executive offices, including zip code)
(414) 747-2611
(Registrant’s telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

        On September 5, 2008, the Registrant filed a press release which announced the Registrant’s completion of its acquisition of Chen-Tech Industries, Inc., as described in a Current Report on Form 8-K filed on August 14, 2008. The press release, which is filed herewith as Exhibit 99(a), is incorporated by this reference. The description of the terms of the acquisition contained in the press release is qualified in its entirety by reference to the Amended and Restated Agreement and Plan of Merger, which is filed herewith as Exhibit 2(a).

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits.

2(a)	Merger Agreement dated September 4, 2008*

99(a)	September 5, 2008 Press Release

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* Pursuant to Item 601(b)(2) of Regulation S-K, exhibits and schedules to the Amended and Restated Agreement and Plan of Merger have been omitted but will be furnished supplementally to the Commission upon its request.

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

LADISH CO., INC.
Date: September 5, 2008	By: /s/ Wayne E. Larsen
Wayne E. Larsen
Vice President Law/Finance & Secretary

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